________________________________________________________________________________


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   FORM 8-K/A

                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934




                                 April 27, 2001
                        (Date of earliest event reported)


                               Cubic Energy, Inc.
             (Exact name of registrant as specified in its charter)




            Texas                        0-9355                  87-0352095
(State or other jurisdiction    (Commission file number)    (I.R.S. employer
      of incorporation)                                      identification no.)


             1720 Northwest Highway, Suite 320, Garland, Texas 75041
                    (Address of principal executive offices)


                                 (972) 686-0369
                         (Registrant's telephone number,
                              including area code)


________________________________________________________________________________

Item 2.  Acquisition or Disposition of Assets.

         On April 27, 2001, Cubic Energy, Inc. (the "Company") completed an exchange offer pursuant to which it acquired (i) certain direct working interests in producing oil and/or natural gas wells (the "Working Interests") and (ii) all of the outstanding membership units in four privately held limited liability companies and approximately 9.85% of the outstanding membership units in another privately held limited liability company, all of which are engaged in oil and/or natural gas exploration and production (the "LLCs"). The Working Interests consist of between 15% and 45% working interests in 14 wells. The LLCs collectively own interests in approximately 5 producing properties in the aggregate and have proved reserves of approximately 3.984 Bcfe. The Working Interests are part of projects operated by Tauren Exploration, Inc. ("Tauren"), an independent energy company, and Fossil Operating, Inc. ("Fossil") acts as the operator for some of the properties. The LLCs are participants in exploration and production joint ventures with Tauren. Calvin Wallen III, a material shareholder, director and officer of the Company is the sole shareholder, director and officer of Tauren and Fossil. The relationships between the Company and each of Tauren and Fossil were approved by the disinterested directors of the Company. The exchange offer was made to and was accepted by the various individual holders of the interests acquired. The Working Interests and the properties held by the LLCs are located in Texas and Louisiana.

         The consideration paid to the individuals who accepted the exchange offer was determined based on the Company's valuation of the reserves underlying the interests acquired. The value of the Company's common stock for purposes of the exchange offer was deemed to be $0.50 per share.

         In connection with the exchange offer, the Company issued approximately 11,141,256 shares of the Company's common stock. In addition, as consideration for services rendered with respect to this exchange offer, C. K. Cooper &
Company and/or its principals and employees received 111,413 shares of the Company's common stock. Following the issuance of these shares, there were approximately 29,989,616 shares of the Company's common stock outstanding.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements of Business Acquired

                       The appropriate financial information relating to the acquisition reported on May 11, 2001, is filed herewith.

         (b)      Pro Forma Financial Information.

                       The appropriate financial information relating to the acquisition reported on May 11, 2001, is filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CUBIC ENERGY, INC.


Dated:  July 17, 2001                   By:  /s/ Calvin Wallen III
                                           -------------------------------------
                                           Calvin Wallen III
                                           President and Chief Executive Officer

                                CUBIC ENERGY, INC
                                  BALANCE SHEET
                               COMBINED FINANCIALS
                                 MARCH 31, 2001
                                   (Unaudited)

                                     ASSETS


                                                             March 31, 2001
                                                             --------------

Current Assets:
   Cash and cash equivalents                             $               8,706
   Accounts receivable                                                  12,739
                                                         ---------------------

           Current assets                                               21,445


Property and equipment, at cost
   Oil and gas properties                                            7,210,336
   Office and other equipment                                              909
                                                         ---------------------

           Total property and equipment                              7,211,245

    Less accumulated depreciation,
     depletion and amortization                                       (527,196)
                                                         ---------------------

           Net property and equipment                                6,684,049


Other Assets:                                                                0
                                                         ---------------------


             TOTAL ASSETS                                $           6,705,494
                                                         =====================

                                CUBIC ENERGY, INC
                                  BALANCE SHEET
                               COMBINED FINANCIALS
                                 MARCH 31, 2001
                                   (Unaudited)

                        LIABILITIES & STOCKHOLDERS EQUITY



                                                             March 31, 2001
                                                             --------------

Current Liabilities:
   Accounts payable                                     $                26,274
   Due to affiliates                                                    817,622
                                                        -----------------------

          Total current liabilities                                     843,896

Stockholders' equity:
   Common stock, $.05 par value, authorized
    50,000,000 shares, issued 29,878,203
    as of March 31, 2001                                              1,493,910
    Additional paid in capital                                        7,794,153
    Accumulated deficit                                              (3,426,465)
                                                        -----------------------

         Total stockholders' equity                                   5,861,598


             TOTAL LIABILITIES AND
             STOCKHOLDERS' EQUITY                       $             6,705,494
                                                        =======================


                                CUBIC ENERGY, INC
                             STATEMENT OF OPERATIONS
                               COMBINED FINANCIALS
                                 MARCH 31, 2001
                                   (Unaudited)


                                                                      For the Period Ended
                                                                         March 31, 2001
                                                                         --------------


Revenue:
   Oil and gas sales                                                $               489,156
   Other                                                                                  0
                                                                    -----------------------

             Total revenue                                                          489,156


Costs and expenses:
   Oil and gas production, operating
    and development costs                                                            89,738
   Selling, general and administrative expense                                      141,283
   Depreciation, depletion and amortization                                          74,159
                                                                    -----------------------

             Total costs and expenses                                               305,180


Operating income (loss)                                                             183,976


Non-operating income (expenses):
   Interest income                                                                        0
   Gain (loss) on sales of securities and assets                                          0
   Other income (loss)                                                               16,490
   Interest expense                                                                       0

             Total non-operating income (expenses)                                   16,490
                                                                    -----------------------


Net income (loss) before income tax                                                 200,466
                                                                    -----------------------

(Provision) benefit for income taxes                                                      0

Net income (Loss)                                                   $               200,466
                                                                    =======================



                                CUBIC ENERGY, INC
                             STATEMENT OF CASH FLOWS
                               COMBINED FINANCIALS
                                 MARCH 31, 2001
                                   (Unaudited)


                                                                      For the Period Ended
                                                                         March 31, 2001
                                                                         --------------
Cash flows from operating activities:
   Net income (loss)                                                 $              200,466
Adjustments to reconcile net income (loss)
to cash provided (used) by operating activities:
   Depreciation, depletion and amortization                                          74,159
   (Gain) loss on sale of assets                                                          0
   Non-cash interest expense                                                              0
Net change in assets and liabilities:
   (Increase) decrease in accounts receivable                                       128,132
   (Increase) decrease in notes receivable                                                0
   (Increase) decrease in other assets                                                    0
   Increase (decrease) in loan from affiliate                                       136,644
   Increase (decrease) in accounts payable and
    accrued liabilities                                                             (23,686)
   Increase (decrease) in other accounts payable

Net cash provided (used) by operating activities                                    515,715

Cash flows from investing activities:
   Changes to oil & gas properties                                                  (13,959)
   Changes in other assets                                                                0

Net cash provided (used) by investing activities                                    (13,959)

Cash flows from financing activities:
   Changes in common stock                                                              698
   Changes in paid in capital                                                      (494,679)
   Changes in debt                                                                        0

Net cash provided (used) by investing activities                                   (493,981)

Net increase (decrease) in cash and cash equivalents                 $                7,775

Cash beginning of period                                                                931

Cash at end of period                                                $                8,706


                                CUBIC ENERGY, INC
                                  BALANCE SHEET
                               COMBINED FINANCIALS
                                  JUNE 30, 2000
                                   (Unaudited)

                                     ASSETS


                                                                June 30, 2000
                                                                -------------

Current Assets:
   Cash and cash equivalents                               $                931
   Accounts receivable                                                  135,850
                                                           --------------------

          Current assets                                                136,781


Property and equipment, at cost
   Oil and gas properties                                             7,196,377
   Office and other equipment                                               909
                                                           --------------------

          Total property and equipment                                7,197,286

    Less accumulated depreciation,
     depletion and amortization                                        (454,159)
                                                           --------------------

          Net property and equipment                                  6,743,127


Other Assets:                                                                 0
                                                           --------------------


          TOTAL ASSETS                                     $          6,879,908
                                                           ====================

                                CUBIC ENERGY, INC
                                  BALANCE SHEET
                               COMBINED FINANCIALS
                                  JUNE 30, 2000
                                   (Unaudited)

                        LIABILITIES & STOCKHOLDERS EQUITY



                                                               June 30, 2000
                                                               -------------

Current Liabilities:
   Accounts payable                                         $            49,961
   Due to affiliates                                                    680,977
                                                            -------------------

          Total current liabilities                                     730,938

Stockholders' equity:
   Common stock, $.05 par value, authorized
   50,000,000 shares, issued
   29,864,236 as of June 30, 2000 and 24,397,280
   shares as of June 30, 1999                                         1,493,212
   Additional paid in capital                                         7,975,522
   Accumulated deficit                                               (3,319,764)
                                                            -------------------

          Total stockholders' equity                                  6,148,970


             TOTAL LIABILITIES AND
             STOCKHOLDERS' EQUITY                           $         6,879,908
                                                            ===================


                                CUBIC ENERGY, INC
                             STATEMENT OF OPERATIONS
                               COMBINED FINANCIALS
                                  JUNE 30, 2000
                                   (Unaudited)


                                                                For the Year Ended
                                                                   June 30, 2000
                                                                   -------------

Revenue:
   Oil and gas sales                                           $            429,861
   Other                                                                          0
                                                               --------------------

          Total revenue                                                     429,861


Costs and expenses:
   Oil and gas production, operating
    and development costs                                                    97,552
   Selling, general and administrative expense                              332,548
   Depreciation, depletion and amortization                                 177,916
                                                               --------------------

          Total costs and expenses                                          608,016


Operating income (loss)                                                    (178,155)


Non-operating income (expenses):
   Interest income                                                            6,512
   Gain (loss) on sales of securities and assets                            (75,562)
   Other income (loss)                                                       16,013
   Interest expense                                                          (6,651)
                                                               --------------------

          Total non-operating income (expenses)                             (59,688)
                                                               --------------------


Net income (loss) before income tax                                        (237,843)
                                                               --------------------

(Provision) benefit for income taxes                                              0

Net income (Loss)                                              $           (237,843)
                                                               ====================



                                CUBIC ENERGY, INC
                             STATEMENT OF CASH FLOWS
                               COMBINED FINANCIALS
                                  JUNE 30, 2000
                                   (Unaudited)


                                                                      For the Year Ended
                                                                        June 30, 2000
                                                                        -------------
Cash flows from operating activities:
   Net income (loss)                                                 $           (237,843)
Adjustments to reconcile net income (loss)
to cash provided (used) by operating activities:
   Depreciation, depletion and amortization                                       177,915
   (Gain) loss on sale of assets                                                   75,562
   Non-cash interest expense                                                        6,039
Net change in assets and liabilities:
   (Increase) decrease in accounts receivable                                     (84,500)
   (Increase) decrease in notes receivable                                              0
   (Increase) decrease in other assets                                                  0
   Increase (decrease) in loan from affiliate                                     224,626
   Increase (decrease) in accounts payable and
    accrued liabilities                                                           (55,416)
   Increase (decrease) in other accounts payable

Net cash provided (used) by operating activities                                  106,383

Cash flows from investing activities:
   Changes to oil & gas properties                                             (2,618,990)
   Changes in other assets                                                         60,064

Net cash provided (used) by investing activities                               (2,558,926)

Cash flows from financing activities:
   Changes in common stock                                                        273,348
   Changes in paid in capital                                                   1,987,149
   Changes in debt                                                                      0

Net cash provided (used) by investing activities                                2,259,997

Net increase (decrease) in cash and cash equivalents                             (192,546)

Cash beginning of period                                                          193,477

Cash at end of period                                                $                931


                                CUBIC ENERGY, INC
                                  BALANCE SHEET
                               COMBINED FINANCIALS
                                  JUNE 30, 1999
                                   (Unaudited)

                                     ASSETS


                                                              June 30, 1999
                                                              -------------

Current Assets:
   Cash and cash equivalents                               $           193,477
   Marketable securities                                               101,711
   Accounts receivable                                                  52,721
                                                           -------------------

            Current assets                                             347,909


Property and equipment, at cost
   Oil and gas properties                                            4,577,387
   Office and other equipment                                              909
                                                           -------------------

            Total property and equipment                             4,578,296

    Less accumulated depreciation,
     depletion and amortization                                       (276,243)
                                                           -------------------

            Net property and equipment                               4,302,053


Other Assets:                                                                0
                                                           -------------------


            TOTAL ASSETS                                   $         4,649,962
                                                           ===================

                                CUBIC ENERGY, INC
                                  BALANCE SHEET
                               COMBINED FINANCIALS
                                  JUNE 30, 1999
                                   (Unaudited)

                        LIABILITIES & STOCKHOLDERS EQUITY



                                                               June 30, 1999
                                                               -------------

Current Liabilities:
   Accounts payable                                        $            100,965
   Due to affiliates                                                    482,498
                                                           --------------------

         Total current liabilities                                      583,463

Long-term debt, less current portion                                    118,760

Stockholders' equity:
   Common stock, $.05 par value, authorized
    50,000,000 shares, issued 24,397,280
    as of June 30, 1999                                               1,244,794
    Additional paid in capital                                        5,563,728
    Stock subscribed and paid-to be issued                              120,000
    Accumulated deficit                                              (2,946,869)
    Accumulated other comprehensive loss                                (33,914)
                                                           --------------------

         Total stockholders' equity                                   3,947,739


             TOTAL LIABILITIES AND
             STOCKHOLDERS' EQUITY                          $          4,649,962
                                                           ====================


                                CUBIC ENERGY, INC
                             STATEMENT OF OPERATIONS
                               COMBINED FINANCIALS
                                  JUNE 30, 1999
                                   (Unaudited)


                                                                    For the Year Ended
                                                                      June 30, 1999
                                                                      -------------

Revenue:
   Oil and gas sales                                               $             87,348
   Other                                                                          5,513
                                                                   --------------------

          Total revenue                                                          92,861


Costs and expenses:
   Oil and gas production, operating
    and development costs                                                        67,851
   Selling, general and administrative expense                                  461,335
   Depreciation, depletion and amortization                                      83,676
                                                                   --------------------

          Total costs and expenses                                              612,862


Operating income (loss)                                                        (520,001)


Non-operating income (expenses):
   Interest income                                                                5,114
   Gain (loss) on sales of securities and assets                                      0
   Other income (loss)                                                          (12,193)
   Interest expense                                                             (17,156)
                                                                   --------------------

          Total non-operating income (expenses)                                 (24,235)
                                                                   --------------------


Net income (loss) before income tax                                            (544,236)
                                                                   --------------------

(Provision) benefit for income taxes                                                  0

Net income (Loss)                                                  $           (544,236)
                                                                   ====================



                                CUBIC ENERGY, INC
                             STATEMENT OF CASH FLOWS
                               COMBINED FINANCIALS
                                  JUNE 30, 1999
                                   (Unaudited)



                                                                   For the Year Ended
                                                                      June 30, 1999
                                                                      -------------
Cash flows from operating activities:
   Net income (loss)                                              $           (544,236)
Adjustments to reconcile net income (loss)
to cash provided (used) by operating activities:
   Depreciation, depletion and amortization                                     83,676
   Provision (gain) loss for deferred income tax                                     0
Net change in assets and liabilities:
   (Increase) decrease in accounts receivable                                    3,827
   (Increase) decrease in notes receivable                                           0
   (Increase) decrease in other assets                                          (4,252)
   Increase (decrease) in loan from affiliate                                  259,724
   Increase (decrease) in accounts payable and
    accrued liabilities                                                         43,442
   Increase (decrease) in other accounts payable                                     0

Net cash provided (used) by operating activities                              (157,819)

Cash flows from investing activities:
   Changes to oil & gas properties                                          (2,678,022)
   Changes in other assets                                                           0

Net cash provided (used) by investing activities                            (2,678,022)

Cash flows from financing activities:
   Proceeds from stock subscriptions                                           120,000
   Changes in common stock                                                     307,947
   Changes in paid in capital                                                2,571,465
   Changes in debt                                                                   0

Net cash provided (used) by investing activities                             2,999,412

Net increase (decrease) in cash and cash equivalents              $            163,571

Cash beginning of period                                                        29,906

Cash at end of period                                             $            193,477
